Net earnings per share (Tables)	12 Months Ended
Dec. 31, 2016
Earnings Per Share [Abstract]
Basic and diluted earnings / (loss) per share

Basic and diluted earnings per share is calculated by dividing the net profit available to common shareholders by the weighted average number of common shares outstanding during the periods. Diluted earnings per share is calculated by adjusting the net profit available to common shareholders and the weighted average number of common shares used for calculating basic earnings per share for the effects of all potentially dilutive shares. Such dilutive common shares are excluded when the effect would be to increase earnings per share or reduce a loss per share.

	For the year ended
	Dec 31, 2016	Dec 31, 2015	Dec 31, 2014
Numerator:
Net profit available to common shareholders	3,747,932	31,954,965	1,660,474
Denominator:
Weighted average number of shares outstanding	30,141,891	26,059,122	24,547,661
Earnings per share, basic and diluted	0.12	1.23	0.07